EXHIBIT 3

                           JOINT REPORTING AGREEMENT


               In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other parties as follows:
               1. Such party acknowledges that it is required and eligible to file a statement on Schedule 13G pertaining to the Class A common stock, par value $.0001 per share ("Class A Common Stock"), of PageMart Wireless, Inc. (the "Company"), to which this agreement is an exhibit, for the filing of the information contained therein.
               2. Such party is responsible for timely filing of such statement (or, if required by law, in lieu thereof a statement on Schedule
13D) and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.
               3. Such party agrees that such statement is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.
               4. Such party agrees to notify Peter Vogelsang, Principal, Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York 10020, telecopier: (212) 762-6466 of any acquisition or disposition by such party (or any affiliate) of beneficial ownership of Common Stock or of any other equity security of the Company that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, no later than one business day following the consummation of such acquisition or disposition, provided, however, that no Management Holder (as that term is defined in the Amended and Restated Agreement among Certain Stockholders dated as of May 10, 1996) shall be required to notify Mr. Vogelsang of any awards of options under any employee benefit or similar plan of the Company. A copy of such notice shall be sent to: Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attn: Paul R. Kingsley, telecopier: (212) 450-4800.
               This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts taken together shall constitute but one agreement.



Dated:        February  14, 1997


                                 THE MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, L.P.


                                 By MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, INC., its General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY LEVERAGED EQUITY
                                 FUND II, INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY GROUP INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Authorized Signatory


                                 MORGAN STANLEY CAPITAL PARTNERS
                                   III, L.P.
                                 By:   MSCP III, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary



                                 MSCP III, L.P.
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner



                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY CAPITAL PARTNERS
                                   III, INC.



                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY CAPITAL INVESTORS,
                                   L.P.
                                 By:   MSCP III, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Capital
                                         Partners III, Inc.,
                                         its General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MSCP III 892 INVESTORS, L.P.
                                 By:   MSCP III, L.P., its General
                                         Partner
                                 By:   Morgan Stanley Capital
                                         Partners III, Inc., its
                                         General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL
                                   FUND II, L.P.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture Capital
                                        II, Inc., its Managing
                                         General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE PARTNERS
                                   II, L.P.
                                 By:  Morgan Stanley Venture Capital
                                         II, Inc., its Managing
                                         General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL
                                   II, INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary



                                 MORGAN STANLEY VENTURE CAPITAL
                                   FUND, L.P.
                                 By:  Morgan Stanley Venture
                                         Partners L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital Inc.,
                                         its Managing General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE PARTNERS
                                   L.P.
                                 By:  Morgan Stanley Venture
                                         Capital Inc.,
                                         its Managing General Partner


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL INC.


                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE CAPITAL FUND
                                   II, C.V.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital II, Inc.,
                                         its Managing General Partner



                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 MORGAN STANLEY VENTURE INVESTORS,
                                   L.P.
                                 By:  Morgan Stanley Venture
                                         Partners II, L.P.,
                                         its General Partner
                                 By:  Morgan Stanley Venture
                                         Capital II, Inc.,
                                         its Managing General Partner



                                 By:  /s/ Peter Vogelsang
                                    ----------------------------------------
                                    Name:  Peter Vogelsang
                                    Title: Secretary


                                 FIRST PLAZA GROUP TRUST

                                 By:  MELLON BANK, N.A., TRUSTEE
                                        solely in its capacity as
                                        Trustee for FIRST PLAZA GROUP
                                        TRUST, (as directed by
                                        General Motors Investment
                                        Management Corporation), and
                                        not in its individual capacity



                                 By:  /s/ William R. Nee
                                    ----------------------------------------
                                     Name:  William R. Nee
                                     Title: Associate Counsel
                                       The decision to participate in this
                                       investment, any representations made
                                       herein by the participant, and any
                                       actions taken hereunder by the
                                       participant has/have been made
                                       solely at the direction of the
                                       investment fiduciary who has
                                       sole investment discretion with
                                       respect to this investment.


                                 GENERAL MOTORS INVESTMENT MANAGEMENT
                                 CORPORATION



                                 By:  /s/ Peter X. Sickinger
                                    ----------------------------------------
                                     Name:  Peter X. Sickinger
                                     Title: Vice President and General
                                                   Counsel


                                 ACCEL TELECOM L.P.

                                 By Accel Telecom Associates, L.P.,
                                 its General Partner



                                 By:  /s/ Arthur C. Patterson
                                    ----------------------------------------
                                     Name:  Arthur C. Patterson
                                     Title: General Partner


                                 ACCEL INVESTORS '89 L.P.



                                 By:  /s/ Arthur C. Patterson
                                    ----------------------------------------
                                     Name:  Arthur C. Patterson
                                     Title: General Partner


                                 ACCEL III L.P.

                                 By:  Accel III Associates L.P.,
                                      its General Partner



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner


                                 ACCEL III ASSOCIATES L.P.



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner


                                 ACCEL TELECOM ASSOCIATES L.P.



                                 By: /s/ Arthur C. Patterson
                                    ----------------------------------------
                                    Name:  Arthur C. Patterson
                                    Title: General Partner



                                 By: /s/ Arthur Patterson
                                    ----------------------------------------
                                    ARTHUR PATTERSON



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    James R. Swartz



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    Swartz Family Partnership



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    Paul H. Klingenstein



                                 By: /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    James W. Breyer



                                 By:  /s/ G. Carter Sednaoui Attorney-In-Fact
                                    ----------------------------------------
                                    Donald A. Gooding



                                 By:  /s/ G. Carter Sednaoui
                                    ----------------------------------------
                                          G. Carter Sednaoui



                                 LEADERSHIP INVESTMENTS LTD.


                                     /s/ Timothy Van Dijk/
                                 By:     Anton Koldftanq
                                    ---------------------------------
                                    Name:  Tortola Corporation
                                             Company Limited
                                    Title: Director


                                 EMPRESAS LA MODERNA, S.A. DE C.V.


                                     /s/ C.P. Carlos G. Mahuad/
                                 By:     Lic. Jose L. Martinez
                                    ---------------------------------
                                    Name:  C.P. Carlos G. Mahuad/
                                             Lic. Jose L. Martinez
                                    Title: Attorneys in Fact


                                 SEGUROS COMERCIAL AMERICA,
                                 S.A. DE C.V.



                                 By: /s/ C.P. Jorge Guajardo
                                    ---------------------------------
                                    Name:  C.P. Jorge Guajardo
                                    Title: Attorney in Fact



                                 By: /s/ Ing. Alfonso Romo Garza
                                    ---------------------------------
                                    ING. ALFONSO ROMO GARZA


                                 TD CAPITAL GROUP LTD.



                                 By: /s/ Steve Dent
                                    ---------------------------------
                                    Name:  Steve Dent
                                    Title: Director


                                 THE TORONTO-DOMINION BANK



                                 By: /s/ Natalie Townsend
                                    ---------------------------------
                                    Name:  Natalie Townsend
                                    Title: Director

                                 ELLMORE C. PATTERSON
                                 ANNE H. PATTERSON
                                 CESARY PASIVK
                                 BRANDYWINE TRUST COMPANY, ET. AL,
                                   TRUSTEES U/A 5/4/56 FBO JANE
                                   C. BECK
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO MICHAEL E.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO ROBERT E.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO DAVID C.
                                   PATTERSON
                                 BRANDYWINE TRUST COMPANY, TRUSTEE
                                   U/A 2/10/56 FBO THOMAS H.C.
                                   PATTERSON
                                 MARIA W. PATTERSON, C/F ELOISE C.
                                   PATTERSON U/NYUGMA
                                 MARIA W. PATTERSON, C/F DAVID G.
                                   PATTERSON U/NYUGMA
                                 MARIA W. PATTERSON, C/F DAPHNE D.
                                   PATTERSON U/NYUGMA
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 9/6/90
                                   FBO ANNE H. PATTERSON
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 9/6/90
                                   FBO ELENA A. PATTERSON
                                 MICHAEL E. PATTERSON & ELENA C.
                                   PATTERSON, TRUSTEES U/A 3/12/92
                                   FBO MICHAEL E. PATTERSON, JR.


                                 By:  Kaplan, Choate Management Inc.
                                         as Investment Manager



                                 By:  /s/ David C. Patterson
                                    ---------------------------------
                                     Name:  David C. Patterson
                                     Title: President


                                 Kaplan, Choate Management Inc.



                                 By:  /s/ David C. Patterson
                                    ---------------------------------
                                     Name:  David C. Patterson
                                     Title: President

                                 UMB BANK, TRUSTEE OF THE BROBECK,
                                 PHLEGER AND HARRISON RETIREMENT
                                 SAVINGS PLAN FOR THE BENEFIT OF
                                 GARI L. CHEEVER



                                 By: /s/ Gari L. Cheever
                                    ---------------------------------
                                     Name:  Gari L. Cheever
                                     Title: Beneficiary



                                 By:  /s/ Roger Linquist
                                    ---------------------------------
                                     Roger Linquist



                                 By:  /s/ John A. Beletic
                                    ---------------------------------
                                     John A. Beletic



                                 By:  /s/ John D. Beletic
                                    ---------------------------------
                                     John D. Beletic


                                       /s/ John D. Beletic C/F
                                 By:      Allison C. Beletic
                                    ---------------------------------
                                    John D. Beletic as Custodian
                                    for Allison C. Beletic



                                 By: /s/ Walter F. Loeb
                                    ---------------------------------
                                     Walter F. Loeb



                                 By: /s/ Vick T. Cox
                                    ---------------------------------
                                     Vick T. Cox




                                 By: /s/ Frances W. Hopkins
                                    ---------------------------------
                                     Frances W. Hopkins



                                 By: /s/ Sandra D. Neal
                                    ---------------------------------
                                     Sandra D. Neal



                                 By: /s/ Richard S. Nelson
                                    ---------------------------------
                                     Richard S. Nelson



                                 By: /s/ Mary Jo Hernandez Sabeti
                                    ---------------------------------
                                    Mary Jo Hernandez Sabeti



                                 By: /s/ Gari L. Cheever
                                    ---------------------------------
                                    Gari L. Cheever



                                 By: /s/ G. Clay Myers
                                    ---------------------------------
                                    G. Clay Myers



                                 By: /s/ Kenneth L. Hilton
                                    ---------------------------------
                                    Kenneth L. Hilton



                                 By: /s/ Homer L. Huddleston
                                    ---------------------------------
                                    Homer L. Huddleston



                                 By: /s/ Douglas S. Glen
                                    ---------------------------------
                                    Douglas S. Glen



                                 By: /s/ Carol W. Dickson
                                    ---------------------------------
                                    Carol W. Dickson



                                 By: /s/ Lawrence H. Wecsler
                                    ---------------------------------
                                    Lawrence H. Wecsler



                                 By: /s/ Douglas H. Kramp
                                    ---------------------------------
                                    Douglas H. Kramp



                                 By: /s/ Paul L. Turner
                                    ---------------------------------
                                    Paul L. Turner



                                 By: /s/ Jack D. Hanson
                                    ---------------------------------
                                    Jack D. Hanson



                                 By: /s/ Thomas C. Keys
                                    ---------------------------------
                                    Thomas C. Keys



                                 By: /s/ Todd A. Bergwall
                                    ---------------------------------
                                    Todd A. Bergwall